Prospectus Supplement
John Hancock Investment Trust
John Hancock Global Environmental Opportunities Fund (the fund)
Supplement dated October 31, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Chris Elias and Nadine Hayderi are added as portfolio managers of the fund. Luciano Diana and Katie Self, PhD, continue to serve as portfolio managers of the fund, and together with Chris Elias and Nadine Hayderi, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information under the heading “Portfolio management”:
Chris Elias
Portfolio Manager
Managed the fund since 2025
Nadine Hayderi
Portfolio Manager
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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